UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Opportunity Fund
Paradigm Intrinsic Value Fund
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
December 31, 2010

Table of Contents

PARADIGM FUNDS
Letter to Shareholders	2
Sector Allocation	5
Performance Information	7
Schedules of Investments	11
Statements of Assets and Liabilities	21
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	25
NOTES TO FINANCIAL STATEMENTS	27
DISCLOSURE OF EXPENSES	33
ADDITIONAL INFORMATION	35
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
TRUSTEES & OFFICERS	38

2010 Annual Report 1

Letter to Shareholders

Last year's letter contained our assessment that mergers and acquisitions (M&A) activity was likely to bounce back in 2010, and that proved to be accurate. The Paradigm Funds benefitted significantly in 2010 from the M&A activity that has historically been one of the advantages of small-cap investing. The free cash flow yields that characterize the Funds' ideal investment candidates made our holdings attractive acquisition targets.

The majority of macroeconomic indicators point to a stable or even somewhat accelerating United States economy entering 2011. Corporate profits are strong; unemployment remains elevated but jobs are being created again; and demand for cyclical capital goods, materials, and technology products is strong. Residential and commercial construction remain weak, but are not a material drag on economic activity at current levels.

Looking ahead, we continue to view the economy as a mixed bag. The good news is that an economic recovery, however grudging, appears to still be underway. The consumer is once again spending, ISM (Institute for Supply Management) manufacturing data remain robust, and the labor market is slowly starting to recover. While employment metrics remain mixed at best, recent data points appear to be a positive confirmation that a more sustainable labor recovery could be gaining traction.

Housing, however, remains a more challenging landscape. Home prices continue to decline, and show no sign of improving anytime soon. There also appears to be increasing elasticity in between mortgage application demand and interest rates, and for each minor increase in rates there is a corresponding decline in demand. Lastly, while the number of underwater homeowners has dropped, this is only because foreclosures have increased, not because home prices have risen.

The major question is how much economic activity is "real" versus being artificially inflated by the Federal Open Markets Committee (FOMC) treasury purchases and global government deficit spending. We have major concerns about what happens when the FOMC treasury purchases wind down, and as well as about the sustainability of deficit spending in developed economies. Demographics heighten the risk as interest payments, health care, and retirement obligations consume a greater percentage of revenue over time.

Based on this assessment, we have positioned the Funds with companies that we believe have sustainable competitive advantages, strong management teams, and business models that generate excess cash. We will remain disciplined with regard to valuation as we evaluate new investment opportunities. We believe this strategy and these types of investments will outperform the market, with lower volatility, over the course of the economic cycle.

We appreciate the faith you have placed in the Paradigm Funds, and we wish you all the best in the New Year.

Paradigm Value Fund

We are pleased to report that the Paradigm Value Fund delivered strong 2010 results. The Fund returned 29.08% in 2010, compared to 24.50% for the benchmark Russell 2000 Value Index.

Information Technology was the top-performing sector for 2010, with a full-year return of 47.22%, compared to 24.90% for the benchmark sector. Vishay Intertechnology (+94.31%), Compuware (+61.41%), and Sybase (+47.97%) were the three top-performing stocks for the full year. Another notable contributor to performance was advanced

2010 Annual Report 2

semiconductor test equipment manufacturer Verigy, which appreciated 60.15% in the fourth quarter alone. The company has a strong product portfolio, competitive market position, and cash-rich balance sheet, but shares had underperformed through the third quarter of 2010 as Verigy's memory test business was weaker than expected and the market worried was concerned about a slowdown in the semiconductor industry. We accumulated shares throughout 2009 and 2010 and were bullish on the company's potential merger with LTX-Credence. In December, the stock rallied significantly after Advantest offered to acquire Verigy for $15 per share.

In addition to Verigy, other mergers and acquisitions activity benefited the Fund's performance on both sides of the equation. We focus on identifying companies with sustainable competitive positions and business models that generate strong free cash flows. These attributes not only gives these companies the flexibility to enhance shareholder value, but also make them attractive acquisition targets. Sybase, American Italian Pasta, Cypress Biosciences, White Electronic Design, and North American Galvanizing were all acquired in 2010. On the acquiring side, holding Endo Pharmaceuticals deployed its strong balance sheet and made three notable acquisitions that we believe materially strengthened and diversified the business.

The Fund's Health Care portfolio positions also significantly outperformed. For 2010, our Health Care stocks returned 43.78%, compared to 20.62% for the benchmark sector. Endo Pharmaceuticals (+74.03%) was the Fund's top contributor to returns. AMERIGROUP (+62.91%) also had a strong year. AMERIGROUP specializes in pure-play managed Medicaid. The company's strong performance in 2010 was driven by significant profit improvements as earnings doubled to an estimated $5 per share, and we continue to like their long-term prospects. As states look to reduce costs and outsource management of their Medicaid programs (only 20% of the current addressable market is outsourced), the company stands to benefit. Furthermore, health care reform legislation may significantly expand the addressable market in 2014.

Consumer Discretionary was a more challenging sector for the Fund in the fourth quarter and full year. Consumer Discretionary portfolio positions returned 26.75% for the full year compared to 32.03% for the benchmark sector. American Eagle (-8.46%) was our weakest-performing Consumer Discretionary company in 2010. Choppy sales results negatively impacted the stock, but we continue to like the company's long-term prospects as management tightens operations and costs as part of a transition in the business model from being a growth retailer to a more mature, cash flow and total return company. The company's sizable share repurchase program, 3% dividend yield, and cash-rich balance sheet are very attractive attributes of the company in our assessment, and we continue to have confidence in the position.

Paradigm Select Fund

The Paradigm Select Fund appreciated 25.03% in 2010, compared to 26.71% for the benchmark Russell 2500 Index.

The Fund's Information Technology sector was the largest contributor to total return in the fourth quarter and for the entire year, appreciating 34.88% for the year, compared to 28.88% for the benchmark sector. Semiconductor manufacturer Diodes Inc. was a top contributor, appreciating 64.47% over the course of the year.

The Materials sector was the second-largest contributor to the Fund's performance in 2010, appreciating 46.37%, compared to 32.27% for the benchmark sector. Fuel additive chemical company Innospec drove results, appreciating 102.18% .

The Industrials sector was most challenging for the portfolio in 2010, with the portfolio sector's 10.64% appreciation lagging the benchmark sector by 20.25% . The portfolio's

2010 Annual Report 3

lower-beta names were left behind in the rally, but we believe that our holdings' more stable businesses are the right place to be in an uncertain 2011 and beyond. For example, Oshkosh Truck Corporation manufactures trucks for military and civilian end markets. Shares have been weak because of the upcoming reduction in military spending. We believe the company will still be able to prosper through its robust parts and services revenues, and a smaller flow of additional military vehicles. We purchased shares for approximately 10x 2011 earnings per share (EPS).

Paradigm Opportunity Fund

The Paradigm Opportunity Fund returned 26.12% in 2010, compared to 26.85% for its benchmark, the Russell 2000 Index.

The Fund's top contributing sectors in 2010 were Information Technology (32.15%) Health Care (33.55%), and Consumer Discretionary (21.71%) . Endo Pharmaceutical was the Fund's top holding in 2010, appreciating 74.03% after the company deployed its strong balance sheet and made three notable acquisitions that we believe materially strengthened and diversified the business.

The Industrials sector was the largest detractor, with Orion Marine Group detracting 1.53% from total return. We have since sold the position due to concerns about management execution and the potential for increased competition in 2011.

Paradigm Intrinsic Value Fund

Paradigm's Intrinsic Value Fund appreciated 18.44% in 2010, compared to 15.06% for the S&P 500 Index and 16.93% for the Russell 3000 Index.

Health Care was the Fund's best-performing sector in 2010, with the Fund sector returning 54.00%, compared to 6.17% for the Russell 3000 Index. Cypress Bioscience was the top-performing Health Care stock in the portfolio, appreciating 75.27% after being acquired by Ramius at a significant premium.

The Information Technology sector was the second-largest driver of relative performance in the 2010. The portfolio sector appreciated 33.32%, compared to 12.68% for the Russell 3000 sector. Semiconductor manufacturers Vishay Intertechnology and Verigy Ltd. were the top contributors in the sector.

The Industrials sector was the Fund's most challenging sector, returning 15.82% compared to 27.82% for the Russell 3000 Index. The portfolio sold Curtiss-Wright Corporation, a venerable manufacturer of aerospace and other highly engineered components, in the fourth quarter due to concerns that earnings growth would continue to lag the company's peer.

Sincerely,

Candace King Weir                                                   Amelia F. Weir
President and Chief Investment Officer                       Senior Vice President
Paradigm Funds Advisor LLC                                     Paradigm Funds Advisor LLC

2010 Annual Report 4

Paradigm Funds (Unaudited)

                               PARADIGM VALUE FUND
                           Sector Allocation (Unaudited)
               (As a Percentage of Equity Securities Held)

                              PARADIGM SELECT FUND
                          Sector Allocation (Unaudited)
                (As a Percentage of Equity Securities Held)

2010 Annual Report 5

Paradigm Funds (Unaudited)

                      PARADIGM OPPORTUNITY FUND
                         Sector Allocation (Unaudited)
             (As a Percentage of Equity Securities Held)

                   PARADIGM INTRINSIC VALUE FUND
                        Sector Allocation (Unaudited)
             (As a Percentage of Equity Securities Held)

2010 Annual Report 6

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2010

December 31, 2010 NAV $55.09

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Value Fund	29.08%	3.92%	7.03%	17.23%
Russell 2000® Value Index(B)	24.50%	2.19%	3.52%	10.49%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B)The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2010 Annual Report 7

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2010

December 31, 2010 NAV $29.71

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Select Fund	25.03%	2.28%	6.57%	7.46%
Russell 2500® Index(B)	26.71%	2.48%	4.86%	5.39%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B)The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2010 Annual Report 8

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2010

December 31, 2010 NAV $25.59

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Opportunity Fund	26.12%	3.71%	4.82%	5.29%
Russell 2000® Index(B)	26.85%	2.22%	4.47%	4.49%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B)The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2010 Annual Report 9

Paradigm Intrinsic Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Period Ended December 31, 2010

December 31, 2010 NAV $21.20

			Since
	1 Year(A)	3 Years(A)	Inception(A)
Paradigm Intrinsic Value Fund	18.44%	2.33%	2.33%
S&P 500® Index(B)	15.06%	(2.84)%	(2.84)%
Russell 3000® Index(C)	16.93%	(2.01)%	(2.01)%

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Intrinsic Value Fund was January 1, 2008.

(B)The S&P 500® Index (whose composition is different from the Fund) is an unmanaged index which measures the performance of 500 companies chosen by Standard & Poor’s to represent the large cap U.S. equity market.

(C)The Russell 3000® Index is an unmanaged index which measures the performance of the 3000 largest companies in the U.S. Equity Market. It is used as a market wide proxy.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2010 Annual Report 10

Paradigm Value Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
245,100	Dole Food Company Inc. *	$ 3,311,301	1.30%
Air Transportation, Scheduled
365,800	Hawaiian Holdings Inc. *	2,867,872	1.12%
Biological Products, (No Diagnostic Substances)
77,600	Life Technologies Corporation *	4,306,800	1.69%
Chemical & Allied Products
100,700	Arch Chemicals Inc.	3,819,551
119,000	Innospec Inc.	2,427,600
150,200	Olin Corp.	3,082,104
		9,329,255	3.65%
Computer Communications Equipment
305,600	QLogic Corp. *	5,201,312	2.04%
Construction - Special Trade Contractors
273,400	Matrix Service Co. *	3,330,012	1.30%
Crude Petroleum & Natural Gas
121,000	Carrizo Oil & Gas Inc. *	4,173,290
196,300	McMoRan Exploration Co. *	3,364,582
225,300	Resolute Energy Corporation *	3,325,428
54,900	SM Energy Co.	3,235,257
		14,098,557	5.52%
Drilling Oil & Gas Wells
82,300	Atwood Oceanics Inc. *	3,075,551	1.20%
Electrical Work
149,500	EMCOR Group Inc. *	4,332,510	1.70%
Electronic Components & Accessories
285,800	Vishay Intertechnology Inc.*	4,195,544	1.64%
Fabricated Plater Work (Boiler Shops)
165,901	Global Power Equipment Group Inc. *	3,848,903	1.51%
Fire, Marine & Casualty Insurance
26,000	Harleysville Group Inc.	955,240	0.37%
Hospital & Medical Service Plans
104,400	AMERIGROUP Corporation *	4,585,248	1.79%
In Vitro & In Vivo Diagnostic Substances
190,300	Myriad Genetics, Inc. *	4,346,452	1.70%
Industrial Organic Chemicals
137,877	Sensient Technologies Corp.	5,064,222	1.98%
Laboratory Analytical Instruments
144,700	PerkinElmer Inc.	3,736,154	1.46%
Life Insurance
11,500	National Western Life Insurance Co. Class A	1,917,280	0.75%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
47,700	Phillips-Van Heusen Corp.	3,005,577	1.18%
Mineral Royalty Traders
49,800	Royal Gold, Inc.	2,720,574	1.06%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
33,375	Compass Minerals International Inc.	2,979,386	1.17%
Miscellaneous Transportation Equipment
364,625	Force Protection, Inc. *	2,009,084	0.79%
Motor Vehicle Parts & Accessories
155,200	Superior Industries International Inc.	3,293,344	1.29%
Motor Vehicles& Passenger Car Bodies
69,200	Oshkosh Corporation *	2,438,608	0.95%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 11

Paradigm Value Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Operative Builders
105,300	Avatar Holdings Inc. *	$ 2,087,046	0.82%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
211,300	Symmetry Medical, Inc. *	1,954,525	0.76%
Paperboard Mills
113,700	Smurfit-Stone Container Corporation *	2,910,720	1.14%
Pharmaceutical Preparations
146,500	Endo Pharmaceuticals Holdings Inc. *	5,231,515	2.05%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
259,300	Chemtura Corp. *	4,143,614	1.62%
Retail - Apparel & Accessory Stores
156,400	The Men's Wearhouse, Inc.	3,906,872	1.53%
Retail - Eating Places
193,300	Ruby Tuesday, Inc. *	2,524,498	0.99%
Retail - Family Clothing Stores
307,200	American Eagle Outfitters, Inc.	4,494,336	1.76%
Retail - Miscellaneous Retail
142,300	EZCORP Inc. Class A *	3,860,599	1.51%
Retail - Shoe Stores
167,700	Foot Locker, Inc.	3,290,274	1.29%
Retail - Variety Stores
150,500	Big Lots Inc. *	4,584,230	1.79%
Savings Institution, Federally Chartered
137,800	United Financial Bancorp	2,104,206
374,100	Viewpoint Financial Group	4,373,229
226,400	Westfield Financial Inc.	2,094,200
		8,571,635	3.35%
Security Brokers, Dealers & Flotation Companies
360,100	Knight Capital Group Inc. *	4,965,779	1.94%
Semiconductors & Related Devices
123,600	Diodes Incorporated *	3,335,964
466,107	GSI Technology, Inc. *	3,775,467
157,800	Microsemi Corporation *	3,613,620
99,700	Verigy, Ltd. * (Singapore)	1,298,094
		12,023,145	4.71%
Services - Business Services
58,300	Fair Isaac Corp.	1,362,471
83,000	Lender Processing Services, Inc.	2,450,160
404,952	Premiere Global Services Inc. *	2,753,674
		6,566,305	2.57%
Services - Computer Integrated Systems Design
329,600	Convergys Corp. *	4,340,832	1.70%
Services - Computer Programming, Data Processing, Etc.
97,362	EarthLink Inc.	837,313	0.33%
Services - Educational Services
220,700	Career Education Corp. *	4,575,111	1.79%
Services - Hospitals
96,900	Magellan Health Services Inc. *	4,581,432
66,600	MEDNAX, Inc. *	4,481,514
		9,062,946	3.55%
Services - Management Consulting Services
49,200	FTI Consulting, Inc. *	1,834,176	0.72%
Services - Motion Picture & Video Tape Production
874,500	CKX Inc. *	3,524,235	1.38%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 12

Paradigm Value Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Motion Picture Theaters
380,950	Regal Entertainment Group Class A	$ 4,472,353	1.75%
Services - Prepackaged Software
275,800	Compuware Corp. *	3,218,586
440,200	Lawson Software, Inc. *	4,071,850
		7,290,436	2.85%
Special Industry Machinery
83,800	Cymer, Inc. *	3,776,866	1.48%
Transportation Services
73,400	GATX Corp.	2,589,552	1.01%
Trucking (No Local)
105,700	Arkansas Best Corporation	2,898,294	1.13%
Wholesale - Chemicals & Allied Products
90,200	Innophos Holdings Inc.	3,254,416	1.27%
Wholesale - Electronic Parts & Equipment, NEC
347,400	Brightpoint, Inc. *	3,032,802	1.19%
Wholesale - Miscellaneous Durable Goods
63,000	Schnitzer Steel Industries, Inc.	4,182,570	1.65%
Total for Common Stock (Cost $178,095,862)		$ 221,735,781	86.79%
REAL ESTATE INVESTMENT TRUSTS
562,900	Anworth Mortgage Asset Corp.	3,940,300
368,600	MFA Mortgage Investments Inc.	3,007,776
67,400	Mid-America Apartment Communities Inc.	4,279,226
Total for Real Estate Investment Trusts (Cost $9,649,292)		11,227,302	4.39%
MONEY MARKET FUNDS
22,977,381	SEI Daily Income Treasury Government CL B 0.05% ***	22,977,381	8.99%
	(Cost $22,977,381)
Total Investment Securities		255,940,464	100.17%
	(Cost $210,722,535)
Liabilities In Excess of Other Assets		(441,190)	-0.17%
Net Assets		$ 255,499,274	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2010. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 13

Paradigm Select Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
4,300	Dole Food Company Inc. *	$ 58,093	1.48%
Biological Products, (No Diagnostic Substances)
1,400	Life Technologies Corporation *	77,700	1.98%
Canned Fruits, Vegetables, Preserves, Jams & Jellies
700	The J. M. Smucker Company	45,955	1.17%
Chemical & Allied Products
2,300	Innospec Inc.	46,920
2,400	Olin Corp.	49,248
		96,168	2.46%
Computer Communications Equipment
4,500	QLogic Corp. *	76,590	1.96%
Construction - Special Trade Contractors
3,800	Matrix Service Co. *	46,284	1.18%
Crude Petroleum & Natural Gas
1,975	Carrizo Oil & Gas Inc. *	68,118
3,200	EXCO Resources Inc.	62,144
2,750	Plains Exploration & Production Company *	88,385
4,300	Resolute Energy Corporation *	63,468
900	SM Energy Co.	53,037
400	Whiting Petroleum Corp. *	46,876
		382,028	9.75%
Electric & Other Services Combined
1,900	CMS Energy Corp.	35,340	0.90%
Electrical Work
2,300	EMCOR Group Inc. *	66,654	1.70%
Electronic Components & Accessories
5,700	Vishay Intertechnology Inc. *	83,676	2.14%
Fire, Marine & Casualty Insurance
154	Alleghany Inc. *	47,181
1,200	American Financial Group Inc.	38,748
1,300	Harleysville Group Inc.	47,762
50	Markel Corp. *	18,906
		152,597	3.90%
Guided Missiles & Space Vehicles & Parts
800	Alliant Techsystems Inc. *	59,544	1.52%
Hospital & Medical Service Plans
1,700	AMERIGROUP Corporation *	74,664	1.91%
In Vitro & In Vivo Diagnostic Substances
3,200	Myriad Genetics, Inc. *	73,088	1.87%
Industrial Organic Chemicals
2,100	Sensient Technologies Corporation	77,133
1,500	Westlake Chemical Corp.	65,205
		142,338	3.63%
Iron & Steel Foundries
300	Precision Castparts Corp.	41,763	1.07%
Laboratory Analytical Instruments
2,600	PerkinElmer Inc.	67,132	1.71%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
1,180	Phillips-Van Heusen Corp.	74,352	1.90%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
600	Compass Minerals International Inc.	53,562	1.37%
Motor Vehicles & Passenger Car Bodies
1,100	Oshkosh Corporation *	38,764	0.99%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 14

Paradigm Select Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Paperboard Mills
2,200	Smurfit-Stone Container Corporation *	$ 56,320	1.44%
Pharmaceutical Preparations
2,100	Endo Pharmaceuticals Holdings Inc. *	74,991	1.91%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
3,900	Chemtura Corp. *	62,322	1.59%
Plastics Products
1,200	AptarGroup Inc.	57,084	1.46%
Retail - Apparel & Accessory Stores
2,200	The Men's Wearhouse, Inc.	54,956	1.40%
Retail - Family Clothing Stores
4,500	American Eagle Outfitters, Inc.	65,835	1.68%
Retail - Miscellaneous Retail
2,300	EZCORP Inc. Class A *	62,399	1.59%
Retail - Shoe Stores
2,600	Foot Locker, Inc.	51,012	1.30%
Retail - Variety Stores
2,200	Big Lots Inc. *	67,012	1.71%
Security Brokers, Dealers & Flotation Companies
2,300	Jefferies Group Inc.	61,249
5,300	Knight Capital Group Inc. *	73,087
		134,336	3.43%
Semiconductors & Related Devices
2,300	Diodes Incorporated *	62,077
2,300	Microsemi Corporation *	52,670
1,500	Verigy, Ltd. * (Singapore)	19,530
		134,277	3.43%
Services - Business Services
1,200	Fair Isaac Corp.	28,044
1,289	Lender Processing Services, Inc.	38,051
5,716	Premiere Global Services Inc. *	38,869
		104,964	2.68%
Services - Computer Integrated Systems Design
4,900	Convergys Corp. *	64,533	1.65%
Services - Computer Programming, Data Processing, Etc.
1,900	EarthLink Inc.	16,340	0.42%
Services - Educational Services
3,300	Career Education Corp. *	68,409	1.75%
Services - Hospitals
1,400	Magellan Health Services Inc. *	66,192
1,000	MEDNAX, Inc. *	67,290
		133,482	3.41%
Services - Management Consulting Services
1,100	FTI Consulting, Inc. *	41,008	1.05%
Services - Motion Picture & Video Tape Production
15,200	CKX Inc. *	61,256	1.56%
Services - Motion Picture Theaters
5,600	Regal Entertainment Group Class A	65,744	1.68%
Services - Prepackaged Software
5,100	Compuware Corp. *	59,517
6,400	Lawson Software, Inc. *	59,200
		118,717	3.03%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 15

Paradigm Select Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Special Industry Machinery
1,700	Cymer, Inc. *	$ 76,619	1.96%
Wholesale - Electronic Parts & Equipment, NEC
7,500	Brightpoint, Inc. *	65,475	1.67%
Wholesale - Miscellaneous Durable Goods
1,000	Schnitzer Steel Industries, Inc.	66,390	1.69%
Total for Common Stock (Cost $2,569,831)		$ 3,449,773	88.08%
REAL ESTATE INVESTMENT TRUSTS
8,200	Anworth Mortgage Asset Corp.	57,400
6,900	MFA Mortgage Investments Inc.	56,304
1,000	Mid-America Apartment Communities Inc.	63,490
Total for Real Estate Investment Trusts (Cost $158,775)		177,194	4.52%
MONEY MARKET FUNDS
303,626	SEI Daily Income Treasury Government CL B 0.05% ***	303,626	7.75%
	(Cost $303,626)
Total Investment Securities		3,930,593	100.35%
	(Cost $3,032,232)
Liabilities In Excess of Other Assets		(13,755)	-0.35%
Net Assets		$ 3,916,838	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2010. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 16

Paradigm Opportunity Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
9,800	Dole Food Company Inc. *	$ 132,398	2.68%
Air Transportation, Scheduled
16,900	Hawaiian Holdings Inc. *	132,496	2.68%
Biological Products, (No Diagnostic Substances)
3,100	Life Technologies Corporation *	172,050	3.48%
Computer Communications Equipment
11,400	QLogic Corp. *	194,028	3.93%
Construction - Special Trade Contractors
10,700	Matrix Service Co. *	130,326	2.64%
Crude Petroleum & Natural Gas
4,700	Carrizo Oil & Gas Inc. *	162,103
2,300	SM Energy Co.	135,539
		297,642	6.03%
Electrical Work
6,000	EMCOR Group Inc. *	173,880	3.52%
Hospital & Medical Service Plans
3,500	AMERIGROUP Corporation *	153,720	3.11%
Industrial Organic Chemicals
4,800	Sensient Technologies Corporation	176,304	3.57%
Laboratory Analytical Instruments
6,700	PerkinElmer Inc.	172,994	3.50%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
8,800	Symmetry Medical, Inc. *	81,400	1.65%
Pharmaceutical Preparations
5,600	Endo Pharmaceuticals Holdings Inc. *	199,976	4.05%
Retail - Apparel & Accessory Stores
5,900	The Men's Wearhouse, Inc.	147,382	2.98%
Retail - Eating Places
7,600	Ruby Tuesday, Inc. *	99,256	2.01%
Retail - Family Clothing Stores
11,200	American Eagle Outfitters, Inc.	163,856	3.32%
Retail - Miscellaneous Retail
5,500	EZCORP Inc. Class A *	149,215	3.02%
Retail - Shoe Stores
6,900	Foot Locker, Inc.	135,378	2.74%
Retail - Variety Stores
5,300	Big Lots Inc. *	161,438	3.27%
Security Brokers, Dealers & Flotation Companies
13,900	Knight Capital Group Inc. *	191,681	3.88%
Semiconductors & Related Devices
5,100	Microsemi Corporation *	116,790
3,900	Verigy, Ltd. * (Singapore)	50,778
		167,568	3.39%
Services - Business Services
15,171	Premiere Global Services Inc. *	103,163	2.09%
Services - Computer Integrated Systems Design
10,700	Convergys Corp. *	140,919	2.85%
Services - Educational Services
8,000	Career Education Corp. *	165,840	3.36%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 17

Paradigm Opportunity Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Hospitals
3,300	Magellan Health Services Inc. *	$ 156,024
2,700	MEDNAX, Inc. *	181,683
		337,707	6.84%
Services - Motion Picture Theaters
14,500	Regal Entertainment Group Class A	170,230	3.45%
Service - Prepackaged Software
13,100	Compuware Corp. *	152,877
15,900	Lawson Software, Inc. *	147,075
		299,952	6.07%
Total for Common Stock (Cost $3,349,321)		$ 4,450,799	90.11%
REAL ESTATE INVESTMENT TRUSTS
2,600	Mid-America Apartment Communities Inc.	165,074
Total for Real Estate Investment Trusts (Cost $101,712)		165,074	3.34%
MONEY MARKET FUNDS
336,965	SEI Daily Income Treasury Government CL B 0.05% ***	336,965	6.83%
	(Cost $336,965)
Total Investment Securities		4,952,838	100.28%
	(Cost $3,787,998)
Liabilities In Excess of Other Assets		(13,632)	-0.28%
Net Assets		$ 4,939,206	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2010. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 18

Paradigm Intrinsic Value Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Beverages
875	Pepsico, Inc.	$ 57,164	1.66%
Chemicals & Allied Products
1,915	Arch Chemicals Inc.	72,636
3,200	Innospec Inc.	65,280
		137,916	4.00%
Computer Communications Equipment
1,725	QLogic Corp. *	29,360	0.85%
Crude Petroleum & Natural Gas
320	Cenovus Energy Inc. (Canada)	10,637
320	EnCana Corp. (Canada)	9,318
5,520	EXCO Resources Inc.	107,198
4,530	Plains Exploration & Production Company *	145,594
5,135	Resolute Energy Corporation *	75,793
		348,540	10.11%
Electronic Components & Accessories
5,005	Vishay Intertechnology *	73,473	2.13%
Fire, Marine & Casualty Insurance
700	Berkshire Hathaway Inc. Class B *	56,077	1.63%
Food and Kindred Products
1,652	Nestle SA **	97,138	2.82%
Gold and Silver Ores
530	Newmont Mining Corp.	32,558	0.94%
Investment Advice
2,135	Onex Corp. (Canada)	64,755	1.88%
Iron & Steel Foundries
490	Precision Castparts Corp.	68,213	1.98%
Laboratory Analytical Instruments
3,225	PerkinElmer Inc.	83,270	2.42%
Men's & Boys' Furnishings, Work Clothing, and Allied Garments
1,290	Phillips-Van Heusen Corp.	81,283	2.36%
Mineral Royalty Traders
1,030	Royal Gold, Inc.	56,269	1.63%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
870	Compass Minerals International Inc.	77,665	2.25%
Newspapers: Publishing or Publishing & Printing
1,990	News Corp. Class A	28,974	0.84%
Paperboard Mills
1,589	Smurfit-Stone Container Corporation *	40,678	1.18%
Petroleum Refining
255	ConocoPhillips	17,365	0.50%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
6,655	Chemtura Corp. *	106,347	3.08%
Railroads, Line-Haul Operating
1,220	Canadian National Railway Company (Canada)	81,093	2.35%
Retail - Drug Stores and Proprietary Stores
2,775	CVS Caremark Corporation	96,487	2.80%
Retail - Family Clothing Stores
6,775	American Eagle Outfitters	99,118	2.87%
Retail - Variety Stores
1,620	Big Lots Inc. *	49,345	1.43%

*Non-Income Producing Securities. **ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 19

Paradigm Intrinsic Value Fund
		Schedule of Investments
		December 31, 2010
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Savings Institution, Federally Chartered
9,520	Viewpoint Financial Group	$ 111,289	3.23%
Security Brokers, Dealers & Flotation Companies
3,725	Jefferies Group Inc.	99,197	2.88%
Services - Business Services
2,550	Lender Processing Services, Inc.	75,276	2.18%
Services - Hospitals
1,525	Magellan Health Services Inc. *	72,102	2.09%
Service - Motion Picture & Video Tape Production
25,895	CKX Inc. *	104,357	3.03%
Ship & Boat Building & Repairing
1,415	General Dynamics Corp.	100,408	2.91%
Wholesale - Chemicals & Allied Products
1,920	Innophos Holdings Inc.	69,274	2.01%
Wholesale - Electronic Parts & Equipment, NEC
3,180	Avnet Inc. *	105,035
10,930	Brightpoint, Inc. *	95,419
		200,454	5.81%
Wholesale - Miscellaneous Durable Goods
1,270	Schnitzer Steel Industries, Inc.	84,315	2.46%
Total for Common Stock (Cost $2,176,826)		$2,699,760	78.31%
EXCHANGE TRADED FUNDS
11,650	iShares COMEX Gold Trust *	161,935
Total for Exchange Traded Funds (Cost - $103,692)		161,935	4.70%
REAL ESTATE INVESTMENT TRUSTS
9,210	Anworth Mortgage Asset Corp.	64,470
6,785	MFA Mortgage Investments Inc.	55,366
Total for Real Estate Investment Trusts (Cost - $110,387)		119,836	3.48%
MONEY MARKET FUNDS
465,318	SEI Daily Income Treasury Government CL B 0.05% ***	465,318	13.48%
	(Cost $465,318)
Total Investment Securities		3,446,849	99.97%
	(Cost $2,856,223)
Other Assets In Excess of Liabilities		880	0.03%

Net Assets		$3,447,729	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2010. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 20

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2010	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 255,940,464	$ 3,930,593
Receivable for Fund Shares Sold	750,267	5,916
Dividends Receivable	223,763	3,435
Interest Receivable	945	14
Total Assets	256,915,439	3,939,958
Liabilities:
Payable for Securities Purchased	954,152	18,149
Payable for Dividends	6,530	-
Payable for Fund Shares Redeemed	151,149	20
Payable to Advisor	304,334	4,951
Total Liabilities	1,416,165	23,120
Net Assets	$ 255,499,274	$ 3,916,838
Net Assets Consist of:
Paid In Capital	$ 216,800,745	$ 3,259,310
Accumulated Realized Gain (Loss) on Investments - Net	(6,519,400)	(240,833)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	45,217,929	898,361
Net Assets	$ 255,499,274	$ 3,916,838

Net Asset Value and Offering Price (Note 2)	$ 55.09	$ 29.71

* Investments at Identified Cost	$ 210,722,535	$ 3,032,232

Shares Outstanding (Unlimited number of shares	4,638,106	131,825
authorized without par value)

Statements of Operations
For year ended December 31, 2010

Investment Income:
Dividends	$2,388,298	$40,110
Interest	5,982	115
Total Investment Income	2,394,280	40,225
Expenses:
Investment Advisor Fees	3,342,184	46,437
Total Expenses	3,342,184	46,437
Less: Expenses Waived	(691,741)	-
Net Expenses	2,650,443	46,437

Net Investment Income (Loss)	(256,163)	(6,212)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	18,143,844	274,580
Net Change in Unrealized Appreciation (Depreciation) on Investments	29,589,320	484,130
Net Realized and Unrealized Gain (Loss) on Investments	47,733,164	758,710

Net Increase (Decrease) in Net Assets from Operations	$ 47,477,001	$ 752,498

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 21

Paradigm Funds

Statements of Assets and Liabilities	Opportunity	Intrinsic Value
December 31, 2010	Fund	Fund

Assets:
Investment Securities at Fair Value*	$4,952,838	$3,446,849
Dividends Receivable	-	4,454
Interest Receivable	10	15
Total Assets	4,952,848	3,451,318
Liabilities:
Payable for Securities Purchased	7,387	-
Payable to Advisor	6,255	3,589
Total Liabilities	13,642	3,589
Net Assets	$4,939,206	$3,447,729
Net Assets Consist of:
Paid In Capital	$4,289,705	$3,171,123
Accumulated Realized Gain (Loss) on Investments - Net	(515,339)	(314,020)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	1,164,840	590,626
Net Assets	$4,939,206	$3,447,729

Net Asset Value and Offering Price (Note 2)	$25.59	$21.20

* Investments at Identified Cost	$3,787,998	$2,856,223

Shares Outstanding (Unlimited number of shares	193,040	162,606
authorized without par value)

Statements of Operations
For year ended December 31, 2010

Investment Income:
Dividends (Net of foreign withholding tax** and fees of $0 and $722, respectively)	$39,352	$34,185
Interest	115	158
Total Investment Income	39,467	34,343
Expenses:
Investment Advisor Fees	83,614	36,545
Total Expenses	83,614	36,545
Less: Expenses Waived	(20,903)	-
Net Expenses	62,711	36,545

Net Investment Income (Loss)	(23,244)	(2,202)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	546,219	73,772
Net Change in Unrealized Appreciation (Depreciation) on Investments	465,618	449,644
Net Realized and Unrealized Gain (Loss) on Investments	1,011,837	523,416

Net Increase (Decrease) in Net Assets from Operations	$988,593	$521,214

** Foreign withholding taxes on foreign dividends have been provid-
ed for in accordance with the Funds’ understanding of the applica-
ble country's tax rules and rates.
The accompanying notes are an integral part of these
financial statements.

2010 Annual Report 22

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2010	1/1/2009	1/1/2010	1/1/2009
	to	to	to	to
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
From Operations:
Net Investment Income (Loss)	$ (256,163)	$ 417,252	$ (6,212)	$ 9,242
Net Realized Gain (Loss) on Investments	18,143,844	(10,391,010)	274,580	(97,878)
Change in Net Unrealized Appreciation (Depreciation)	29,589,320	36,815,592	484,130	675,543
Increase (Decrease) in Net Assets from Operations	47,477,001	26,841,834	752,498	586,907
From Distributions to Shareholders:
Net Investment Income	(417,251)	-	(9,549)	(7,825)
Net Realized Gain from Security Transactions	-	-	-	-
Total Distributions to Shareholders	(417,251)	-	(9,549)	(7,825)
From Capital Share Transactions:
Proceeds From Sale of Shares	125,199,934	42,333,512	745,813	291,985
Proceeds from Redemption Fees (Note 2)	20,531	28,816	10	219
Shares Issued on Reinvestment of Dividends	410,720	-	9,549	7,825
Cost of Shares Redeemed	(40,234,926)	(31,178,990)	(291,079)	(200,548)
Net Increase (Decrease) from Shareholder Activity	85,396,259	11,183,338	464,293	99,481
Net Increase (Decrease) in Net Assets	132,456,009	38,025,172	1,207,242	678,563

Net Assets at Beginning of Period	123,043,265	85,018,093	2,709,596	2,031,033

Net Assets at End of Period	$ 255,499,274	$ 123,043,265	$ 3,916,838	$ 2,709,596

Accumulated Undistributed Net Investment Income	$ -	$ 417,252	$ -	$ 9,249

Share Transactions:
Issued	2,628,120	1,152,252	29,513	14,285
Reinvested	7,437	-	320	326
Redeemed	(875,756)	(889,119)	(11,739)	(10,486)
Net Increase (Decrease) in Shares	1,759,801	263,133	18,094	4,125
Shares Outstanding Beginning of Period	2,878,305	2,615,172	113,731	109,606
Shares Outstanding End of Period	4,638,106	2,878,305	131,825	113,731

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 23

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Intrinsic Value Fund

	1/1/2010	1/1/2009	1/1/2010	1/1/2009
	to	to	to	to
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
From Operations:
Net Investment Income (Loss)	$ (23,244)	$ (1,294)	$ (2,202)	$ 17,291
Net Realized Gain (Loss) on Investments	546,219	(331,430)	73,772	(154,813)
Change in Net Unrealized Appreciation (Depreciation)	465,618	1,495,258	449,644	623,104
Increase (Decrease) in Net Assets from Operations	988,593	1,162,534	521,214	485,582
From Distributions to Shareholders:
Net Investment Income	-	-	(17,498)	(15,052)
Net Realized Gain from Security Transactions	-	-	-	-
Total Distributions to Shareholders	-	-	(17,498)	(15,052)
From Capital Share Transactions:
Proceeds From Sale of Shares	562,603	141,464	385,083	495,676
Proceeds from Redemption Fees (Note 2)	10	-	-	50
Shares Issued on Reinvestment of Dividends	-	-	17,498	15,052
Cost of Shares Redeemed	(305,306)	(35,784)	(33,840)	(25,913)
Net Increase (Decrease) from Shareholder Activity	257,307	105,680	368,741	484,865
Net Increase (Decrease) in Net Assets	1,245,900	1,268,214	872,457	955,395

Net Assets at Beginning of Period	3,693,306	2,425,092	2,575,272	1,619,877

Net Assets at End of Period	$ 4,939,206	$ 3,693,306	$ 3,447,729	$ 2,575,272

Accumulated Undistributed Net Investment Income	$ -	$ -	$ -	$ 17,362

Share Transactions:
Issued	25,915	8,258	20,556	28,321
Reinvested	-	-	826	832
Redeemed	(14,884)	(2,067)	(1,958)	(1,832)
Net Increase (Decrease) in Shares	11,031	6,191	19,424	27,321
Shares Outstanding Beginning of Period	182,009	175,818	143,182	115,861
Shares Outstanding End of Period	193,040	182,009	162,606	143,182

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 24

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2010	1/1/2009	1/1/2008	1/1/2007	1/1/2006
throughout the period:	to	to	to	to	to
	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value - Beginning of Period	$ 42.75	$ 32.51	$ 49.27	$ 48.55	$ 42.90
Net Investment Income/(Loss) **	(0.07)	0.16	(0.22)	(0.40)	(0.47)
Net Gains (Loss) on Securities (realized and unrealized)	12.49	10.07	(16.52)	2.84	8.69
Total from Investment Operations	12.42	10.23	(16.74)	2.44	8.22
Distributions (From Net Investment Income)	(0.09)	-	-	-	-
Distributions (From Capital Gains)	-	-	(0.07)	(1.73)	(2.58)
Total Distributions	(0.09)	0.00	(0.07)	(1.73)	(2.58)
Proceeds from Redemption Fee (Note 2)	0.01	0.01	0.05	0.01	0.01
Net Asset Value - End of Period	$ 55.09	$ 42.75	$ 32.51	$ 49.27	$ 48.55
Total Return ***	29.08%	31.50%	(33.88)%	5.03%	19.19%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 255,499	$ 123,043	$ 85,018	$ 116,247	$ 56,743
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.89%	1.98%	1.99%	2.02%	2.02%
After Reimbursement
Ratio of Expenses to Average Net Assets **** ++	1.50%	1.63%	1.99%	2.02%	2.02%
Ratio of Net Investment Income (Loss) to Average
Net Assets **** ++	-0.14%	0.43%	-0.52%	-0.78%	-1.02%
Portfolio Turnover Rate	81.17%	69.85%	67.84%	59.75%	69.95%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2010		1/1/2009		1/1/2008	1/1/2007	1/1/2006
	to		to		to	to	to
	12/31/2010		12/31/2009		12/31/2008	12/31/2007	12/31/2006
Net Asset Value - Beginning of Period	$ 23.82		$ 18.53		$ 27.91	$ 26.48	$ 22.33
Net Investment Income/(Loss) **	(0.05)		0.08		0.03	(0.06)	(0.08)
Net Gains (Loss) on Securities (realized and unrealized)	6.01		5.28		(9.41)	1.54	4.92
Total from Investment Operations	5.96		5.36		(9.38)	1.48	4.84
Distributions (From Net Investment Income)	(0.07)		(0.07)		-	-	-
Distributions (From Capital Gains)	-		-		-	(0.05)	(0.69)
Total Distributions	(0.07)		(0.07)		-	(0.05)	(0.69)
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	-	-
Net Asset Value - End of Period	$ 29.71		$ 23.82		$ 18.53	$ 27.91	$ 26.48
Total Return ***	25.03%		28.92%		(33.61)%	5.57%	21.67%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 3,917		$ 2,710		$ 2,031	$ 11,109	$ 6,674
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.20%		0.42%		0.13%	-0.23%	-0.30%
Portfolio Turnover Rate	65.77%		65.57%		47.71%	64.68%	72.15%

** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
**** Includes dividend expense on securities sold short and interest expense of 0.00%, 0.00%, 0.00% (Amount calculated less than 0.005%), 0.02% and 0.02% for the years ended 12/31/2010 - 2006, respectively.
+ Amount calculated is less than $0.005. ++ Such percentages reflect an expense waiver by the Advisor.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 25

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding throughout the period:	1/1/2010		1/1/2009	1/1/2008		1/1/2007	1/1/2006
	to		to	to		to	to
	12/31/2010		12/31/2009	12/31/2008		12/31/2007	12/31/2006
Net Asset Value - Beginning of Period	$ 20.29		$ 13.79	$ 22.94		$ 23.21	$ 21.33
Net Investment Income (Loss) **	(0.12)		(0.01)	(0.13)		(0.04)	(0.04)
Net Gains (Loss) on Securities (realized and unrealized)	5.42		6.51	(9.02)		0.47	2.47
Total from Investment Operations	5.30		6.50	(9.15)		0.43	2.43
Distributions (From Net Investment Income)	-		-	-		-	-
Distributions (From Capital Gains)	-		-	-		(0.70)	(0.55)
Total Distributions	-		-	-		(0.70)	(0.55)
Proceeds from Redemption Fee (Note 2)	-	+	-	-	+	-	-
Net Asset Value - End of Period	$ 25.59		$ 20.29	$ 13.79		$ 22.94	$ 23.21
Total Return ***	26.12%		47.14%	(39.89)%		1.85%	11.39%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 4,939		$ 3,693	$ 2,425		$ 5,613	$ 3,719
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%		2.00%	2.00%		2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-1.06%		-0.54%	-1.17%		-0.67%	-0.68%
After Reimbursement
Ratio of Expenses to Average Net Assets ****	1.50%		1.50%	1.50%		1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets ****	-0.56%		-0.04%	-0.67%		-0.17%	-0.18%
Portfolio Turnover Rate	96.20%		135.62%	164.89%		169.26%	122.62%

Paradigm Intrinsic Value Fund

Financial Highlights - Paradigm Intrinsic Value Fund

Selected data for a share outstanding throughout the period:	1/1/2010	1/1/2009		1/1/2008*
	to	to		to
	12/31/2010	12/31/2009		12/31/2008
Net Asset Value - Beginning of Period	$ 17.99	$ 13.98		$ 20.00
Net Investment Income (Loss) **	(0.01)	0.14		0.15
Net Gains (Loss) on Securities (realized and unrealized)	3.33	3.98		(6.17)
Total from Investment Operations	3.32	4.12		(6.02)
Distributions (From Net Investment Income)	(0.11)	(0.11)		-
Distributions (From Capital Gains)	-	-		-
Total Distributions	(0.11)	(0.11)		-
Proceeds from Redemption Fee (Note 2)	-	-	+	-
Net Asset Value - End of Period	$ 21.20	$ 17.99		$ 13.98
Total Return ***	18.44%	29.44%		(30.10)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 3,448	$ 2,575		$ 1,620
Ratio of Expenses to Average Net Assets	1.25%	1.25%		1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.08%	0.92%		0.86%
Portfolio Turnover Rate	77.78%	79.35%		70.57%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. **** Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 26

NOTES TO THE FINANCIAL STATEMENTS
PARADIGM FUNDS
December 31, 2010

1.) ORGANIZATION
The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Intrinsic Value Fund (“Intrinsic Value”) commenced operations on January 1, 2008. The Paradigm Intrinsic Value Fund's investment objective is long-term capital appreciation. Value, Opportunity, Select and Intrinsic Value are all diversified funds. The advisor to Value, Opportunity, Select and Intrinsic Value (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the highest cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended December 31, 2010 proceeds from redemption fees were $20,531, $10, $10 and $0 for Value, Select, Opportunity and Intrinsic Value, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken on the Funds’ 2010 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and New York State tax authorities; however the Funds are not aware of any tax

2010 Annual Report 27

Notes to the Financial Statements - continued

positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended December 31, 2010, the Funds did not incur any interest or penalties.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. For the fiscal year ended December 31, 2010, net investment loss of $256,163, $6,512, $23,244 and $2,338 was reclassified to paid in capital for Value, Select, Opportunity and Intrinsic Value, respectively.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, real estate investment trusts and exchange traded funds). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1

2010 Annual Report 28

Notes to the Financial Statements - continued

security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of December 31, 2010:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$221,735,781	$0	$0	$221,735,781
Real Estate Investment Trusts	11,227,302	0	0	11,227,302
Money Market Funds	22,977,381	0	0	22,977,381
Total	$255,940,464	$0	$0	$255,940,464

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$3,449,773	$0	$0	$3,449,773
Real Estate Investment Trusts	177,194	0	0	177,194
Money Market Funds	303,626	0	0	303,626
Total	$3,930,593	$0	$0	$3,930,593

Opportunity:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$4,450,799	$0	$0	$4,450,799
Real Estate Investment Trusts	165,074	0	0	165,074
Money Market Funds	336,965	0	0	336,965
Total	$4,952,838	$0	$0	$4,952,838

Intrinsic Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$2,699,760	$0	$0	$2,699,760
Real Estate Investment Trusts	119,836	0	0	119,836
Exchange Traded Funds	161,935	0	0	161,935
Money Market Funds	465,318	0	0	465,318
Total	$3,446,849	$0	$0	$3,446,849

2010 Annual Report 29

Notes to the Financial Statements - continued

Refer to each Funds’ Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the fiscal year ended December 31, 2010. There were no transfers into or out of level 1 or level 2 during the year ended December 31, 2010. It is the Funds’ policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50% of the average daily net assets from Select, 2.00% of the average daily net assets from Opportunity; and 1.25% of the average daily net assets from Intrinsic Value. Value pays the Advisor an annual investment management fee of 2.00% of the average daily net assets on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the fiscal year ended December 31, 2010, the Advisor earned management fees (before the waivers described below) totaling $3,342,184, $46,437, $83,614 and $36,545 for Value, Select, Opportunity, and Intrinsic Value, respectively. At December 31, 2010, $304,334, $4,951, $6,255 and $3,589 was due to the Advisor from Value, Select, Opportunity and Intrinsic Value, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Value and Opportunity to the extent necessary to maintain total annual operating expenses of the Funds (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50% of daily net assets through May 1, 2011. A total of $691,741 and $20,903 was waived for the fiscal year ended December 31, 2010 for Value and Opportunity, respectively.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the fiscal year ended December 31, 2010 for the Trust. Under the Management Agreements, the Advisor pays these fees.

5.) INVESTMENTS
For the fiscal year ended December 31, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Intrinsic Value
Purchases	$206,999,542	$2,281,768	$3,973,588	$2,305,650
Sales	$132,918,748	$1,861,552	$3,745,116	$1,999,978

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at December 31, 2010 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Intrinsic Value
Cost of Investments	$212,252,551	$3,065,910	$3,860,079	$2,855,776

Gross Unrealized Appreciation	$48,675,089	$956,035	$1,243,195	$644,970
Gross Unrealized Depreciation	($4,987,176)	($91,352)	($150,436)	($53,897)
Net Unrealized Appreciation
(Depreciation) on Investments	$43,687,913	$864,683	$1,092,759	$591,073

2010 Annual Report 30

Notes to the Financial Statements - continued

6.) CAPITAL SHARES
At December 31, 2010, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at December 31, 2010:

	Value	Select	Opportunity	Intrinsic Value
Shares Issued
and Outstanding	4,638,106	131,825	193,040	162,606
Paid in Capital	$216,800,745	$3,259,310	$4,289,705	$3,171,123

7.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009
PARADIGM VALUE FUND
Ordinary Income	$ 417,251	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ 417,251	$ -

PARADIGM SELECT FUND
Ordinary Income	$ 9,549	$ 7,825
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ 549	$ 7,825

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ -

PARADIGM INTRINSIC VALUE FUND
Ordinary Income	$ 17,498	$ 15,052
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ 17,498	$ 15,052

As of December 31, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Value		Select
Undistributed ordinary
income/(accumulated losses)	$-0	-	$-0	-
Undistributed long-term capital
gain/(accumulated losses)	(4,989,384)		(207,155)
Unrealized appreciation/(depreciation)	43,687,913		864,683
	$38,698,529		$657,528

	Opportunity		Intrinsic Value
Undistributed ordinary
income/(accumulated losses)	$-0	-	$-0	-
Undistributed long-term capital
gain/(accumulated losses)	(443,258)		(313,958)
Unrealized appreciation/(depreciation)	1,092,759		591,073
	$649,501		$277,115

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and tax treatment of grantor trusts.

8.) CAPITAL LOSS CARRYFORWARD
At December 31, 2010, Value, Select, Opportunity and Intrinsic Value Funds had available for federal tax purposes unused capital losses of $4,989,384, $207,155, $443,258 and $313,958 respectively, of which $0, $114,060, $119,828 and $139,271, respectively, expire in 2016 and $4,989,384, $93,095, $323,430 and $174,687, respectively, expire in 2017. Capital loss carryforwards are avail-

2010 Annual Report 31

Notes to the Financial Statements - continued

able to offset future realized capital gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2010, Charles Schwab & Co., Inc., held, for the benefit of its customers, in aggregate, 33.06% of Value, and therefore each may be deemed to control Value. Candace King Weir, beneficial owner, and TD Ameritrade, for the benefit of its customers, held, in aggregate, 27.53% and 25.59%, respectively, of Select, and therefore each may be deemed to control Select. Candace King Weir, beneficial owner, held, in aggregate, 80.52%, of Opportunity, and therefore may be deemed to control Opportunity. Also, Candace King Weir, beneficial owner, and Charles Schwab & Co., for the benefit of its customers, held, in aggregate, 46.63% and 48.45%, respectively, of Intrinsic Value, and therefore each may be deemed to control Intrinsic Value.

2010 Annual Report 32

DISCLOSURE OF EXPENSES
(Unaudited)

     Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Capital Appreciation Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2010 and held through December 31, 2010.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2010 to
	July 1, 2010	December 31, 2010	December 31, 2010

Actual	$1,000.00	$1,302.34	$8.25

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2010 to
	July 1, 2010	December 31, 2010	December 31, 2010

Actual	$1,000.00	$1,282.62	$8.63

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2010 Annual Report 33

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2010 to
	July 1, 2010	December 31, 2010	December 31, 2010

Actual	$1,000.00	$1,285.28	$8.64

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM INTRINSIC VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2010 to
	July 1, 2010	December 31, 2010	December 31, 2010

Actual	$1,000.00	$1,252.69	$7.10

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2010 Annual Report 34

ADDITIONAL INFORMATION
December 31, 2010

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2010 Annual Report 35

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Paradigm Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds, comprising Paradigm Value Fund, Paradigm Select Fund, Paradigm Opportunity Fund and Paradigm Intrinsic Value Fund ("the Funds") as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Paradigm Value Fund, Paradigm Select Fund and Paradigm Opportunity Fund, and for each of the three periods in the period then ended for the Paradigm Intrinsic Value Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Paradigm Funds, as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 25, 2011

2010 Annual Report 36

This page intentionally left blank.

2010 Annual Report 37

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2010.

Interested Trustees and Officers

				Number of	Other
Name,	Position(s)	Term of	Principal	Portfolios	Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held By
and Year of	the Trust	Length of	During the	By	Trustee or
Birth		Time Served	Past 5 Years	Trustee	Officer

Candace King	President	Indefinite Term,	Investment Manager of PCM Ventures Intl., LLC (Nov. 2001	4	Director,
Weir[2], (1944)	and Trustee	Since 2002	- current) and PCM Ventures II, LLC (June 2003 - current);		Nature's
			Investment Manager and principal of PCM Ventures LLC		Sunshine
			(Jan. 1997 - current); Director and President of Paradigm		Products
Capital Management, Inc. (1993 - current); Director and
President of C.L. King & Associates, a registered broker
dealer (1972 - current); CEO, Portfolio Manager and
Member of PCM Advisors LLC (Dec. 2004 - current); CEO
and Member of Paradigm Funds Advisor LLC (July 2005 -
current); Director and Member of PCM Growth Advisors,
Inc. (Feb. 2007 - current).

Amelia F. Weir	Secretary	Indefinite Term,	Portfolio Manager and Director of Research Paradigm	4	N/A
(1975)		Since 2009	Capital Management (2008 - current), Portfolio Manager at
William D. Witter, Inc. (2006 - 2008), Equity Analyst and
Assistant Portfolio Manager at Tocqueville Asset
Management (2005).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisors	4	Director,
CPA[3], (1948)		Since 2005	LLC and affiliated entities (2008 - current); Eastern		American Bio
			Regional President of First Niagara Bank (2005 - 2007);		Medical; Dir.,
			President and Chief Executive Officer of Hudson River		First Niagara
			Bank & Trust Company (1996 - 2005).		Financial Group

John V. Gulick	Chief	Indefinite Term,	VP and CCO of Paradigm Funds Advisor LLC and affiliat-	N/A	N/A
(1972)	Compliance	Since 2006	ed advisors (February 2007 - current), Compliance Officer
	Officer		of Paradigm Capital Management, Inc. (April 2005 - Feb.
2007); Senior Compliance Analyst of GE Asset
Management, Inc. (Feb. 2001 - March 2005).

Robert A.	Treasurer	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and affili-	N/A	N/A
Benton, CPA	and Chief	Since 2002	ated advisors (May 2006 - current), SVP and CFO of C.L.
(1954)	Financial		King & Associates, a registered broker dealer (February
	Officer		2001 - current); SVP and CFO of Paradigm Capital
Management, Inc. (February 2001 - March 2004).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios	Directorships
Address[1],	Held with	Length of	During	Overseen	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	By Trustee	Trustee

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 - current).	4	None
Heerwagen		Since 2009	Executive Vice President of Ayco / Goldman Sachs
(1945)			(2003 - 2009).

Anthony J.	Trustee	Indefinite Term,	President and Chairman of the Board of Cool Insuring	4	None
Mashuta, (1956)		Since 2004	Agency, Inc. (1988 - current).

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	4	Director, MTI
Phelan[4], (1956)		Since 2007	rent); Chief Executive Officer of OneMade, Inc. (1999 -		Corporation
2004).

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC. Ms. Weir resigned her position with Nature's Sunshine Products on August 6, 2010.

3 Carl A. Florio is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust's investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2009 he owned 0.92% of the PCM Partners, LP II partnership, the value of which was $1.968 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling 1-800-239-0732.

2010 Annual Report 38

Board of Trustees
Carl A. Florio
Peter H. Heerwagen
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/10	FYE 12/31/09
Audit Fees	$34,400	$34,000
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000
All Other Fees	$2,800	$2,800

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/10	FYE 12/31/09
Registrant	$10,800	$10,800
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/ Candace King Weir Candace King Weir President

Date: 3-1-2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Candace King Weir Candace King Weir President

Date: 3-1-2011

By: /s/ Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 3-1-2011